Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Mid Cap Strategic Growth Fund

(the “Fund”)

Supplement dated July 9, 2026, to the Fund’s current

Summary Prospectus, Prospectus and Statement of

Additional Information (“SAI”), as supplemented to

date

At a meeting held on April 20-21, 2026, the Board of Directors of VALIC Company I approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and Janus Henderson Investors US LLC (“Janus”) with respect to the Fund (the “New Subadvisory Agreement”). The New Subadvisory Agreement became effective on June 30, 2026, which is the date Trian Fund Management, L.P. and its affiliated funds, and General Catalyst Group Management, LLC and its affiliated funds, among others, acquired the ultimate parent of Janus, Janus Henderson Group plc (now known as Janus Henderson Group Ltd) (the “Transaction”). The Transaction caused an “assignment” of the subadvisory agreement then in place between VALIC and Janus with respect to the Fund. The prior subadvisory agreement between VALIC and Janus with respect to the Fund provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment. Shareholders of record as of the close of business on June 30, 2026, will receive a notice that explains how to access an information statement, which will include more information about the Transaction and the New Subadvisory Agreement.

In connection with the approval of the New Subadvisory Agreement, there were no changes to the Fund’s principal investment strategies or principal investment risks. The New Subadvisory Agreement did not result in any changes to the advisory fees or expenses payable by the Fund.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the

Summary Prospectus, Prospectus and/or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.